SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 5, 2003
                        (Date of earliest event reported)


                               Griffon Corporation
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



       Delaware                     1-6620                  11-1893410
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    (State or other              (Commission              (IRS Employer
    jurisdiction of              File Number)             Identification
    incorporation)                                            Number)



    100 Jericho Quadrangle, Jericho,  New York            11753
______________________________________________________________________________
     (Address of principal executive offices)           (Zip Code)


                                 (516) 938-5544
______________________________________________________________________________
                         (Registrant's telephone number
                              including area code)


___________________________________N/A________________________________________
          (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.

Exhibits

         99.1 Press release dated November 5, 2003 issued by Griffon Corporation ("Registrant").


Item 12. Results of Operations and Financial Condition.

          On November 5, 2003, the Registrant issued a press release announcing the Registrant's financial results for the quarter and fiscal year ended September 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GRIFFON CORPORATION

                                            By: /s/ Robert Balemian
                                                --------------------------
                                                Robert Balemian, President

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